Investment Company Act No. 811-5186

   As filed with the Securities and Exchange Commission on January 20, 1998

                          SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                    1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12
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                           American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]     Fee computed on table below per Exchange Act Rules  14a-6(i)(4)  and
0-11.

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         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

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         2)  Form, Schedule or Registration Statement No.:

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         3)  Filing Party:

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         4)  Date Filed:

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


                                                      American Skandia Life
                                                      Assurance Corporation
                                                          1 Corporate Drive
                                                               P.O. Box 883
                                                     Shelton, CT 06484-0883
                                                   Telephone (203) 926-1888
                                                         Fax (203) 929-8071

January 19, 1998

Dear Valued Customer,


As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the Founders Capital Appreciation Portfolio and/or the Founders Passport Portfolio (the "Portfolios") of the American Skandia Trust ("AST"), you are cordially invited to special meetings of the shareholders of the Portfolios to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on February 19, 1998 at 10:00 a.m. and 10:30 a.m., respectively.

Shareholders of the each Portfolio are being asked to approve or disapprove a proposal to approve a new Sub-Advisory Agreement between ASISI and Founders Asset Management LLC regarding investment advice to the Portfolio. As more fully explained in the attached Proxy Statement, because of the upcoming acquisition of Founders Asset Management, Inc. ("Founders") by Mellon Bank, N.A., the existing Sub-Advisory Agreements between ASISI and Founders regarding the Portfolios will terminate automatically, as a matter of law. The new agreements will be on terms substantially identical to the prior agreements. Approval of the proposals will in no way increase the advisory fees, sub-advisory fees or expenses of the Portfolios, and is not expected to change the level, nature or quality of services you receive.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card(s), date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on February 17, 1998. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of a Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,


/s/Gordon C. Boronow
Gordon C. Boronow
President and Chief Operating Officer
American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                P.O. Box 883
                         Shelton, Connecticut 06484

                 NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                   OF THE
                     FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                                     AND THE
                           FOUNDERS PASSPORT PORTFOLIO

                                 To be held
                                February 19, 1998

To the Shareholders of the Founders Capital Appreciation Portfolio of American Skandia Trust:


         Notice is hereby given that Special Meetings of Shareholders of the Founders Capital Appreciation Portfolio and Founders Passport Portfolio (the "Portfolios") of American Skandia Trust (the "Trust") will be held at One Corporate Drive, Shelton, Connecticut 06484 on February 19, 1998 at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of each Portfolio to vote (the "Meetings"), for the following purposes:


I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Founders Asset Management LLC regarding investment advice to the Founders Capital
Appreciation Portfolio.

II. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Founders Asset Management LLC regarding investment advice to the Founders Passport
Portfolio.

III. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The shareholders of the Founders Capital Appreciation Portfolio are entitled to vote on Proposal I. The shareholders of the Founders Passport Portfolio are entitled to vote on Proposal II.

         The matters referred to above in I and II are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on December 29, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of a Portfolio is entitled to one vote with respect to a proposal on which a Portfolio's shareholders are entitled to vote.

         You are cordially invited to attend the Meetings. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                            By order of the Board of Trustees


                                            /s/Eric C. Freed
                                            Eric C. Freed
                                            Secretary
                                            American Skandia Trust

January 19, 1998

                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                P.O. Box 883
                         Shelton, Connecticut 06484

                     SPECIAL MEETINGS OF SHAREHOLDERS OF THE
                     FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                                     AND THE
                           FOUNDERS PASSPORT PORTFOLIO
                                     OF
                           AMERICAN SKANDIA TRUST

                                 To be held
                                February 19, 1998

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at Special Meetings of the Shareholders of the Founders Capital Appreciation Portfolio (the "Capital Appreciation Portfolio") and the Founders Passport Portfolio (the "Passport Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on February 19, 1998, at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively (the "Meetings"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meetings (the "Notice"). The first mailing of proxies and proxy statements to shareholders of the Portfolios is anticipated to be on or about January 21, 1998.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent. Neither the Trust nor the Portfolios will pay any of the costs of the Meetings, including the costs related to the solicitation of proxies.

         The Annual Report of the Trust, including audited financial statements for the fiscal year ended December 31, 1996, and the Semi-Annual Report of the Trust (the "Reports"), have been previously sent to shareholders. The Trust will furnish additional copies of the Reports to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on December 29, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meetings. Each shareholder is entitled to one vote for each full share. As of the Record Date, 15,450,027 shares of beneficial interest of the Capital Appreciation Portfolio were outstanding, and 10,279,649 shares of the Passport Portfolio were outstanding. As of the Record Date, there is no beneficial owner of more than 5% of the shares of either Portfolio to the knowledge of the Trust. Collectively, the Trustees and Officers of the Trust own less than 1% of each Portfolio's outstanding shares.


         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC. As of the Record Date, over 99% of each Portfolio's shares were legally owned by ASLAC. ASLAC holds assets attributable to its variable annuity contract obligations in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts) and ASLAC Variable Account B (Class 3 Sub-Accounts) (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts are comprised of various sub-accounts, each of which invests exclusively in a mutual fund or in a portfolio of a mutual fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolios represented in the Founders Capital Appreciation Sub-Account and the Founders Passport Sub-account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolios through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolios on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolios for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolios. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. The principal offices of ASISI, ASIHC, ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         Under Sub-Advisory Agreements with ASISI, Founders Asset Management, Inc. ("Founders") serves as sub-advisor to the Portfolios and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolios. Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, was organized in 1938 and was reincorporated in Delaware in 1970. Founders' Chairman, Chief Executive Officer, Chief Investment Officer and sole director is Bjorn K. Borgen. Mr. Borgen's address is 2930 East Third Avenue, Denver, Colorado 80206. Mr. Borgen currently owns 100% of Founders' voting stock.

         The Administrator of the Portfolios, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.


         Shareholders of each Portfolio are being asked to consider and vote on a new sub-advisory agreement for such Portfolio. Approval of the new sub-advisory agreement for a Portfolio is not contingent upon shareholder approval of the new sub-advisory agreement for the other Portfolio. As explained in more detail below, the existing sub-advisory agreements for the Portfolios will terminate automatically, by operation of law, upon the consummation of the merger (the "Merger") of Founders into a subsidiary of Mellon Bank, N.A. ("Mellon"). The name of this subsidiary will be Founders Asset Management LLC ("New Founders"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing sub-advisory relationship for the Portfolios under new contracts (the "New Capital Appreciation Sub-Advisory Agreement," the "New Passport Sub-Advisory Agreement", and collectively the "New Sub-Advisory Agreements"). The Merger and the terms of the New Sub-Advisory Agreements are discussed below. Other than the date of the agreements and the fact that New Founders, rather than Founders, is the sub-advisor, the proposed New Sub-Advisory Agreements are identical in form and terms to the present agreements.


         All shares of the Portfolios held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. ASLAC is entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on February 17, 1998 as the last day on which voting instructions will be accepted.

         As illustrated by the following table summarizing which Portfolio is being solicited for each proposal, the shareholders of a Portfolio can vote only on the New Sub-Advisory Agreement(s) for the Portfolio or Portfolios in which their assets are invested. However, because the facts involved in each Proposal do not differ materially, the Proposals are discussed together below.


Proposal                                       Portfolio

I.       Approval of New Sub-Advisory          Capital Appreciation Portfolio
Agreement Between American Skandia
Investment Services, Incorporated and
Founders Asset Management LLC with
Respect to the Founders Capital
Appreciation Portfolio

II.      Approval of New Sub-Advisory          Passport Portfolio
Agreement Between American Skandia
Investment Services, Incorporated and
Founders Asset Management LLC with
Respect to the Founders Passport Portfolio

                                 PROPOSAL I

              APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
             AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                        AND FOUNDERS ASSET MANAGEMENT LLC
   IN CONNECTION WITH ADVISORY SERVICES PROVIDED TO THE FOUNDERS CAPITAL
                           APPRECIATION PORTFOLIO

                                   PROPOSAL II

              APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
             AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                        AND FOUNDERS ASSET MANAGEMENT LLC
   IN CONNECTION WITH ADVISORY SERVICES PROVIDED TO THE FOUNDERS PASSPORT
                                    PORTFOLIO

Background - Capital Appreciation Portfolio

         Since the Capital Appreciation Portfolio commenced operations on January 4, 1994, ASISI has served as investment adviser to the Capital Appreciation Portfolio pursuant to an Investment Management Agreement (the "Capital Appreciation Investment Management Agreement") with the Trust. The Capital Appreciation Investment Management Agreement, effective January 4, 1994 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Capital Appreciation Portfolio's operations, ASISI may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Capital Appreciation Portfolio, a sub-advisor to provide advisory services in relation to the Capital Appreciation Portfolio. Under the Capital Appreciation Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the Capital Appreciation Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Capital Appreciation Portfolio. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Existing Capital Appreciation Sub-Advisory Agreement"), effective January 3, 1994 and revised in non-material respects on May 1, 1996, with Founders, pursuant to which those duties were delegated to Founders. Founders has served as sub-advisor to the Capital Appreciation Portfolio since it commenced operations.

         The Existing Capital Appreciation Sub-Advisory Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company
Act) (the "Independent Trustees"), on November 23, 1993, and was renewed by vote of the Board of Trustees annually thereafter, most recently on April 11, 1997. The Existing Capital Appreciation Sub-Advisory Agreement was not, and was not required to be, approved by the shareholders of the Capital Appreciation Portfolio after the Capital Appreciation Portfolio commenced operations.

Background - Passport Portfolio

         Since the Passport Portfolio commenced operations on May 2 1995, ASISI has served as investment adviser to the Passport Portfolio pursuant to an Investment Management Agreement (the "Passport Investment Management Agreement") with the Trust. The Passport Investment Management Agreement, effective October 15, 1996 and renewed on April 11, 1997, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Passport Portfolio's operations, ASISI may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Passport Portfolio, a sub-advisor to provide advisory services in relation to the Passport Portfolio. Under the Passport Investment Management Agreement, ASISI may delegate to a sub-advisor the duty, among other things, to formulate and implement the Passport Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Passport Portfolio. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement dated May 1, 1995 with Seligman Henderson Co., who served as sub-advisor until October 15, 1996. On October 11, 1996, the shareholders of the Passport Portfolio approved a sub-advisory agreement between ASISI and Founders for the Portfolio. Under this Sub-Advisory Agreement (the "Existing Passport Sub-Advisory Agreement"), Founders was delegated the duties with respect to the Passport Portfolio that previously had been delegated to Seligman Henderson Co., and Founders has served as sub-advisor to the Passport Portfolio since October 15, 1996. (The Existing Capital Appreciation Sub-Advisory Agreement and the Existing Passport
Sub-Advisory Agreement are referred to collectively herein as "The Existing Sub-Advisory Agreements").


         The Existing Passport Sub-Advisory Agreement was initially approved by the Board of Trustees, including a majority of the Independent Trustees, on September 3, 1996, and was renewed by vote of the Board of Trustees on April 11, 1997.


         The Merger. On December 11, 1997, Mellon entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with New Founders, Founders, and Bjorn K. Borgen, pursuant to which Founders would be merged into New Founders, a newly-created subsidiary of Mellon. Upon the consummation of the Merger (expected to occur in the first quarter of this year), Founders will cease to exist as a separate entity, and New Founders will assume all of its assets, liabilities, business and operations. Shareholder approval of the New Sub-Advisory Agreements is being sought because the Merger will result in an "assignment" (as defined by the Investment Company Act) of the Existing Sub-Advisory Agreements, resulting in the Existing Sub-Advisory Agreements' automatic termination.

         Under the Merger Agreement, the shareholders of Founders will receive a total of $270 million from Mellon in consideration for their Founders shares. The Trust has been advised by Founders that the Merger will not have any effect upon the nature, quality and extent of services provided to ASISI and the Portfolios. In addition, the portfolio manager of each of the Portfolios is not expected to change as a result of the Merger, and each portfolio manager will receive an employment agreement that includes various incentives to remain with New Founders.

         Mellon. Mellon is a subsidiary of Mellon Bank Corporation ("MBC"), a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon and MBC are located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. MBC provides a comprehensive range of financial products and services in domestic and selected international markets. MBC's banking subsidiaries are located in Pennsylvania, Massachusetts, Delaware, Maryland, and New Jersey, while other subsidiaries are located in key business centers throughout the United States and abroad. MBC currently ranks among the nation's largest bank holding companies based on market capitalization.

         MBC's principal wholly-owned subsidiaries are Mellon, The Boston Company, Inc., Mellon Bank (DE) National Association, Mellon Bank (MD) National Association, and a number of companies known as Mellon Financial Services Corporation. MBC also owns a federal savings bank headquartered in Pennsylvania, Mellon Bank, F.S.B. The Dreyfus Corporation ("Dreyfus"), one of the nation's largest mutual fund companies, is a wholly-owned subsidiary of Mellon. MBC's banking subsidiaries engage in retail financial services, commercial banking, trust and investment management services, residential real estate loan financing, mortgage servicing, equipment leasing, mutual fund activities and various securities-related activities. Through its subsidiaries, MBC managed more than $299 billion in assets as of September 30, 1997, including approximately $102 billion in proprietary mutual fund assets. As of September 30, 1997, various subsidiaries of MBC provided non-investment services, such as custodial or administration services, for approximately $1.488 trillion in assets, including $60 billion in mutual fund assets.

         Based on Securities and Exchange Commission ("SEC") filings, MBC has informed the Trust that it is not aware of any persons who, as of September 30, 1997, either individually or as a group, beneficially owned more than 10% of MBC's outstanding voting securities.

Evaluation of the Board of Trustees


         At a meeting of the Board of Trustees of the Trust held on December 2, 1997, the Board of Trustees gave approval to the New Sub-Advisory Agreements, and authorized the officers of the Trust to prepare this proxy statement. In evaluating the New Sub-Advisory Agreements, the Trustees considered the fact that the Existing Sub-Advisory Agreements are identical to the New Sub-Advisory Agreements (except for their effective dates and that New Founders, rather than Founders, is the sub-advisor), including the terms relating to the services to be provided and the fees to be paid to New Founders thereunder. The Trustees considered the performance of Founders to date in providing services to the Portfolios, and the skills and capabilities of the personnel of Founders.

         The Trustees considered to be particularly important assurances from both Founders and Mellon that the Merger would not have any adverse effect on the nature, quality or extent of the services that Founders provides to the Portfolios. The Trustees also considered assurances from Founders that New Founders would operate as a separate subsidiary of Mellon, and that it was not Mellon's intention to attempt to influence New Founders' investment decisions. In addition, the Trustees considered the fact that the senior management of Founders, including Michael K. Haines, the portfolio manager of the Capital Appreciation Portfolio, and Michael W. Gerding, the portfolio manager of the Passport Portfolio, have entered into employment agreements that include various incentives to remain with New Founders. The Trustees also considered Mellon's reputation and its substantial resources.


         Based on the Trustees' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the New Sub-Advisory Agreements are in the best interests of the Portfolios and their respective shareholders. Accordingly, the Board, including all of the Independent Trustees, voted to recommend that the Portfolios' shareholders vote to approve the New Sub-Advisory Agreements.

The New and Existing Sub-Advisory Agreements


         The New Capital Appreciation Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit A, and the New Passport Sub-Advisory Agreement, which is attached to this Proxy Statement as Exhibit B, will become effective as of the consummation of the Merger, contingent upon approval by the shareholders of the relevant Portfolio. If the shareholders approve the New Sub-Advisory Agreements, they will remain in effect for an initial term of one year from their effective dates, and may be renewed annually thereafter by specific approval of the Board of Trustees or the shareholders of the Portfolios. As discussed above, all of the terms and provisions of the New Sub-Advisory Agreements, other than their effective dates and the sub-advisor to the Portfolios, are the same as those of the Existing Sub-Advisory Agreements. Those terms and provisions are summarized below.


         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, New Founders will agree to furnish the Investment Manager with investment advisory services in connection with continuous investment programs for the Portfolios, which are to be managed in accordance with their respective investment objectives, investment policies and restrictions as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Agreement and Declaration of Trust and By-laws. Subject to the supervision and control of the Investment Manager, which in turn will be subject to the supervision and control of the Board of Trustees, New Founders, in its discretion, will determine and select the securities to be purchased for and sold from each of the Portfolios and place orders with and give instructions to brokers, dealers and others to cause such transactions to be executed. Under the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, New Founders will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, whether affecting the economy generally or the Portfolios, information concerning the individual issuers whose securities are included in the Portfolios or the activities in which they engage, or information with respect to securities that New Founders considers desirable for inclusion in the Portfolios.


         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, sub-advisory fees are payable by ASISI, not by the Portfolios or their shareholders. For its fee, New Founders will agree to furnish at its expense all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the New Sub-Advisory Agreements faithfully. New Founders' compensation for the services provided under the New Sub-Advisory Agreements will be computed at an annual rate and will be payable monthly in arrears, based on the average daily net assets of the respective Portfolio for each month. For all services rendered to the Capital Appreciation Portfolio, ASISI will calculate and pay New Founders at the annual rate of .65% of the portion of the Capital Appreciation Portfolio's average daily net assets not in excess of $75 million; .60% of the portion of the Capital Appreciation Portfolio's average daily net assets over $75 but not in excess of $150 million; and .55% of the portion of the Capital Appreciation Portfolio's average daily net assets in excess of $150 million. The aggregate fee paid by ASISI to Founders for services rendered under the Existing Capital Appreciation Sub-Advisory Agreement for the fiscal year ending December 31, 1997 was $1,496,059. For all services rendered to the Passport Portfolio, ASISI will calculate and pay New Founders at the annual rate of .60% of the portion of the Passport Portfolio's average daily net assets not in excess of $100 million; plus .50% of the portion of the Passport Portfolio's average daily net assets in excess of $100 million. The aggregate fee paid by ASISI to Founders for services rendered under the Existing Passport Sub-Advisory Agreement for the fiscal year ending December 31, 1997 was $728,954.

         The New Sub-Advisory Agreements are renewable annually by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the respective Portfolio (as defined under the Investment Company Act). Any renewal by the Board requires the approval by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. Each New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided New Founders has received prior written notice thereof) upon termination of the Investment Management Agreement.


         Under the terms of the New Sub-Advisory Agreements, as under the Existing Sub-Advisory Agreements, New Founders will use its best efforts and good faith in the performance of its services. However, so long as New Founders has acted in good faith and used its best efforts, then in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by New Founders of its obligations under the New Sub-Advisory Agreements, New Founders shall not be liable to the Trust, its shareholders or ASISI for any loss suffered by the Portfolios in connection with the services provided under the New Sub-Advisory Agreement.

Information Concerning Founders


         Founders served as advisor or sub-advisor to 26 investment company portfolios as of November 30, 1997, including the Capital Appreciation Portfolio and the Passport Portfolio. These 26 portfolios had aggregate assets of approximately $6.1 billion as of November 30, 1997. In addition, Founders provides investment management services to private institutional clients.


         The following table lists other investment companies or investment company portfolios for which Founders acts as investment advisor or sub-advisor that have similar investment objectives as the Capital Appreciation Portfolio, as well as the rate of advisory and sub-advisory compensation payable to Founders and the net assets of the fund or portfolio.


--------------- ------------ -------------- -------------------- --------------
FUND            OBJECTIVE    INVESTMENT     FEE RATE                NET ASSETS
                             ADVISOR OR                                  AS OF
                             SUB-ADVISOR                          November 30,
                                                                         1997
--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
Founders        Capital      Investment     1.00% to $250        $254,447,339
Discovery Fund  Appreciation Advisor        million
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
Founders        Capital      Investment     1.00% to $250         $231,398,946
Frontier Fund   Appreciation Advisor        million
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
American        Capital      Sub-advisor    0.50% to $250           $1,428,561
Skandia         Growth                      million
Advisors                                    0.45% thereafter
Funds, Inc. -
ASAF Founders
Small
Capitalization
Fund

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
Ohio National   Maximum      Sub-advisor    0.65% to $75           $55,759,292
Fund, Inc.-     Capital                     million
Small Cap       Growth                      0.60% next $75
Portfolio                                   million
                                            0.55% thereafter
--------------- ------------ -------------- -------------------- --------------

         The following table lists other investment companies or investment company portfolios for which Founders acts as investment advisor or sub-advisor that have similar investment objectives as the Passport Portfolio, as well as the rate of sub-advisory compensation payable to Founders and the net assets of the fund or portfolio.


--------------- ------------ -------------- -------------------- --------------
FUND            OBJECTIVE    INVESTMENT     FEE RATE                NET ASSETS
                             ADVISOR OR                                  AS OF
                             SUB-ADVISOR                          November 30,
                                                                         1997
--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
Founders        Capital      Investment     1.00% to $250         $132,434,590
Passport Fund   appreciation Advisor        million
                                            0.80% next $250
                                            million
                                            0.70% thereafter

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
Manufacturers   Long-term    Sub-advisor    0.65% to $50          $128,394,424
Investment      capital                     million
Trust-          appreciation                0.60% next $150
International                               million
Small Cap                                   0.50% next $300
Trust                                       million
                                            0.40% thereafter

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
American        Capital      Sub-advisor    0.60% to $100             $884,212
Skandia         growth                      million
Advisor                                     0.50% thereafter
Funds, Inc. -
ASAF Founders
International
Small
Capitalization
Fund

--------------- ------------ -------------- -------------------- --------------
--------------- ------------ -------------- -------------------- --------------
North           Long-term    Sub-advisor    0.65% to $50           $17,780,545
American        capital                     million
Funds -         appreciation                0.60% next $150
International                               million
Small Cap Fund                              0.50% next $300
                                            million
                                            0.40% thereafter
--------------- ------------ -------------- -------------------- --------------


         Mr. Bjorn K. Borgen is the Chairman, Chief Executive Officer, Chief Investment Officer and sole director of Founders. Mr. Borgen is also the President and a director of Founders Funds, Inc. New Founders was organized as a Delaware limited liability company on November 26, 1997. The management board of New Founders currently consists of: Christopher M. Condron, Chairman, who is also Vice Chairman of MBC and President, Chief Executive Officer and Chief Operating Officer of Dreyfus, 200 Park Avenue, New York, New York 10166; Jonathan F. Zeschin, currently President and Chief Operating Officer of Founders, 2930 East Third Avenue, Denver, Colorado 80206; Gregory P. Contillo, currently Senior Vice President - Institutional Marketing of Founders; Stephen
E. Canter,  Vice Chairman and Chief Investment Officer of Dreyfus;  and Lawrence
S. Kash, Vice Chairman - Distribution of Dreyfus. Mr. Zeschin also is the Chief Executive Officer of New Founders, and Mr. Contillo also is the Senior Vice President - Institutional Marketing of New Founders. Two additional members will be added to the management board of New Founders, one qualified person from each of New Founders and another Mellon affiliate.

         Founders  has  advised  the  Trust  and  ASISI  that  the  staff of the
Securities and Exchange Commission has been conducting an investigation concerning possible violations of the federal securities laws in connection with brokerage transactions Founders effected for certain of its private account clients during the period 1992 through mid-1995. The Commission has not yet made any determination as to whether any violations have occurred and, if so, whether any action is appropriate. Founders currently is engaged in discussions with the staff concerning the staff's possible recommendations to the Commission. The investigation does not involve brokerage transactions of either of the Portfolios.

         Section 15(f). The Trust has been informed by Founders and Mellon that they intend to comply with Section 15(f) of the Investment Company Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be "interested persons" of the adviser or the predecessor advisor. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). None of the Trust's Board of Trustees are interested persons of Founders or Mellon. In addition, the Trust has been advised that neither Mellon, Founders, or Mr. Borgen, will take any action, either before or for a period of three years after the Merger, that would have the effect of imposing an "unfair burden" on the Trust as a result of the Merger. Founders has undertaken to pay all costs and expenses of the Meeting.

Other Matters and Shareholder Proposals

         The Board of Trustees intends to bring before the Meetings the two Proposals set forth herein and in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meetings.


         The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio is required to constitute a quorum at the Meeting of the Portfolio. Because ASLAC is the legal owner of over 99% of each Portfolio's shares, ASLAC's presence at a Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meetings will be counted for the purpose of calculating the votes cast on the issues before the Meetings. Approval of each of the proposals requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the relevant Portfolio, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less.


         In the event that sufficient votes to approve either of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meetings in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Trustees


                                    /s/Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust

LIST OF EXHIBITS


                EXHIBIT A                 Form  of  New  Sub-Advisory  Agreement
                                          for    the    Capital     Appreciation
                                          Portfolio

                EXHIBIT B                 Form  of  New  Sub-Advisory  Agreement
                                          for the Passport Portfolio

EXHIBIT A

                           SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Founders Capital Appreciation Portfolio (the "Portfolio") under the terms of a management agreement, dated January 3, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

         (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The  Investment  Manager's  Management  Agreement  with the
                  Trust;

         (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

         (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .65 of 1% of the portion of the net assets of the Portfolio not in excess of $75 million; .60 of 1% of the portion of the net assets over $75 million but not in excess of $150 million; and .55 of 1% of the portion in excess of $150 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services,
Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Founders Investments LLC
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, Colorado 80206
                           Attention:  David Ray

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is February ____, 1998.

FOR THE INVESTMENT MANAGER:                FOR THE SUB-ADVISOR:



________________________________            _________________________
Thomas M. Mazzaferro
President & Chief Financial Officer


Date:    _____________________              Date:____________________


Attest:  _____________________              Attest:___________________

EXHIBIT B
                           SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")   and   Founders   Asset   Management   LLC  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the Founders Passport Portfolio (the "Portfolio") under the terms of a management agreement, dated October 15, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Officers, directors, and employees of Sub-Advisor will be available upon reasonable request to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and provided to the Sub-Advisor by the Investment Manager, and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders and communicated to the Sub-Advisor in writing; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

         (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

         (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The  Investment  Manager's  Management  Agreement  with the
                  Trust;

         (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

         (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent audited balance sheet;

         (c)      Separate lists of persons who the  Sub-Advisor  wishes to have
                  authorized  to  give  written  and/or  oral   instructions  to
                  Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time and communicate to the Sub-Advisor in writing. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio and its other clients. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .60 of 1% of the portion of the net assets of the Portfolio not in excess of $100 million; plus .50 of 1% of the portion of the net assets of the Portfolio in excess of $100 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other  Activities  of  Sub-Advisor.  Notwithstanding  the first  sentence of
Section 8 of this Agreement, the Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut 06484
                           Attention: Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Founders Investments LLC
                           Founders Financial Center
                           2930 East Third Avenue
                           Denver, CO 80206
                           Attention: General Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any qaffiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Sub-Advisor, or any affiliated person of the Sub-Advisor, to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is February ___, 1998.

FOR THE INVESTMENT MANAGER:                FOR THE SUB-ADVISOR:



________________________________            _________________________
Thomas M. Mazzaferro
President & Chief Financial Officer


Date:    _____________________              Date:____________________


Attest:  _____________________              Attest:___________________

                             AMERICAN SKANDIA TRUST


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                     FOUNDERS CAPITAL APPRECIATION PORTFOLIO
                         TO BE HELD ON FEBRUARY 19, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on February 19, 1998, at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.


     PLEASE  SIGN  BELOW  AND  RETURN  PROMPTLY  IN THE  ENCLOSED  POSTAGE  PAID
ENVELOPE.


         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Founders Capital Appreciation Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."


                                             Account Number:
                                             Units:
                                             Control No:



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN THIS PORTION ONLY



AMERICAN SKANDIA TRUST - Founders Capital Appreciation Portfolio

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

                                                                                                     For         Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST        PROPOSAL   TO   APPROVE   A  NEW   SUB-ADVISORY      []          []     []
RECOMMENDS   VOTING   FOR   THE   FOLLOWING       AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
PROPOSAL:                                         SERVICES,   INCORPORATED   AND  FOUNDERS   ASSET
                                                  MANAGEMENT  LLC REGARDING  INVESTMENT  ADVICE TO
THE  SHARES   REPRESENTED  HEREBY  WILL  BE       THE FOUNDERS CAPITAL APPRECIATION PORTFOLIO.
VOTED AS  INDICATED  OR FOR THE PROPOSAL IF
NO CHOICE IS INDICATED.




Please be sure to sign and date this Proxy

_________________________________         Date:___________       _________________________     Date: ____________
Signature [PLEASE SIGN WITHIN BOX]                              Signature (Joint Owners)

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DETACH CARD

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                           FOUNDERS PASSPORT PORTFOLIO
                         TO BE HELD ON FEBRUARY 19, 1998

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:30 a.m., Eastern Time, on February 19, 1998, at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

     PLEASE  SIGN  BELOW  AND  RETURN  PROMPTLY  IN THE  ENCLOSED  POSTAGE  PAID
ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Founders Passport Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."


                                                  Account Number:
                                                  Units:
                                                  Control No:



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.         DETACH AND RETURN THIS PORTION ONLY



AMERICAN SKANDIA TRUST - Founders Passport Portfolio


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                                                                     For   Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST       PROPOSAL   TO   APPROVE   A  NEW   SUB-ADVISORY    []      []        []
RECOMMENDS   VOTING   FOR   THE   FOLLOWING       AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
PROPOSAL:                                         SERVICES,   INCORPORATED   AND  FOUNDERS   ASSET
                                                  MANAGEMENT  LLC REGARDING  INVESTMENT  ADVICE TO
THE  SHARES   REPRESENTED  HEREBY  WILL  BE       THE FOUNDERS PASSPORT PORTFOLIO.
VOTED AS  INDICATED  OR FOR THE PROPOSAL IF
NO CHOICE IS INDICATED.




Please be sure to sign and date this Proxy


_________________________________         Date:___________      _________________________     Date: ____________
Signature [PLEASE SIGN WITHIN BOX]                              Signature (Joint Owners)

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DETACH CARD